UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022 (January 25, 2022)

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8030 El Rio Street

Houston, TX 77054

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

ZIOPHARM Oncology, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 25, 2022, ZIOPHARM Oncology, Inc. changed its name (the “Name Change”) to Alaunos Therapeutics, Inc. (the “Company”). The Name Change was effected following approval by the Company’s Board of Directors through the filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 26, 2022, representatives of the Company presented slides with a business update. A copy of the presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events

On January 26, 2022, the Company issued a press release announcing certain corporate and operational updates, including the opening of the Company’s Phase 1/2 T-cell receptor T cell therapy (TCR-T) Library trial for enrollment and the Name Change. The press release also announced that the Company’s common stock would begin trading under the symbol “TCRT” on The Nasdaq Global Select Market, effective January 27, 2022. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Name Change, the Company launched a new corporate website: www.alaunos.com. The Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission (the “SEC”), will now be found on this website. The Company’s SEC filings and the Company’s corporate governance documents, including the charters of the committees of the Company’s Board of Directors and Code of Ethics and Business Conduct, are available on this website. Any amendments to or waivers of the Company’s Code of Ethics and Business Conduct will be disclosed on this website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment, dated January 25, 2022

99.1	Presentation, dated January 2022

99.2	Press release, dated January 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date: January 26, 2022	By:	/s/ Kevin S. Boyle, Sr.
Name: Kevin S. Boyle, Sr.
Title: Chief Executive Officer